EXHIBIT 99.1
                                                       TO REGISTRATION STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          LEUCADIA NATIONAL CORPORATION

                                  May 14, 2002

Co. #___________                                             Acct. #___________

                            PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
---------------

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------

Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------

Please access the web page at www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.


                                                  -----------------------------
YOUR CONTROL NUMBER IS              [graphic]
                                                  -----------------------------

                 Please Detach and Mail in the Envelope Provided

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PROXY
                          LEUCADIA NATIONAL CORPORATION

                  Proxy Solicited on Behalf of the Board of Directors for Annual Meeting of Shareholders, May 14, 2002 at 10:00 A.M.

                  The undersigned shareholder of Leucadia National Corporation (the "Company") hereby appoints Ian M. Cumming, Joseph S. Steinberg, Joseph A. Orlando and Laura E. Ulbrandt and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Shareholders of Leucadia National Corporation to be held at Credit Suisse First Boston, 11 Madison Avenue, Level 2B Auditorium, New York, New York on May 14, 2002 at 10:00 a.m., and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

                  Receipt of the Notice of Annual Meeting of Shareholders dated April 15, 2002, the Proxy Statement furnished herewith, and a copy of the Annual Report to Shareholders for the year ended December 31, 2001 is hereby acknowledged.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 AND PURSUANT TO ITEM 5.

                (Continued and to be signed on the reverse side)

                         Please date, sign and mail your
                      proxy card back as soon as possible!


                         Annual Meeting of Shareholders

                          LEUCADIA NATIONAL CORPORATION

                                  May 14, 2002



       [Graphic] Please Detach and Mail in the Envelope Provided [Graphic]

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[X]    Please mark your vote as in this example


Item 1. Election of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW AND FOR PROPOSALS 2, 3 AND 4 AND PURSUANT TO ITEM 5.

FOR all nominees listed on the    WITHHOLD AUTHORITY to vote for all    NOMINEES: Ian M. Cumming, Paul M. Dougan,
right (except as marked to the    nominees listed to the right.         Lawrence D. Glaubinger, James E. Jordan, Jesse
contrary hereon).                                                       Clyde Nichols, III and Joseph S. Steinberg.

             [ ]                             [ ]


(Instructions: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

-----------------------------------------------

Item 2. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for 2002.

       FOR            AGAINST           ABSTAIN

       [ ]              [ ]               [ ]

Item 3. To approve an amendment to the Company's charter to reduce from two-thirds to a majority the number of outstanding shares necessary to authorize any merger, consolidation, or dissolution of the Company, or any sale, lease, exchange or other disposition of all or substantially all of the Company's assets.

       FOR            AGAINST           ABSTAIN

       [ ]              [ ]               [ ]


Item 4. To approve the proposed corporate reorganization whereby the Company will change its domicile from New York to Bermuda. The reorganization will only be effected at such time as the Board of Directors determines that the costs, particularly the tax cost to the Company, resulting from the reorganization are acceptable considering the anticipated benefits.



                                       2

       FOR            AGAINST           ABSTAIN

       [ ]              [ ]               [ ]


Item 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the Meeting or any adjournment of the Meeting.



(Signature)                                 (Signature if held jointly)                                   Dated:
            ------------------------                                    -------------------------                ----------
, 2002


NOTE: The signature should agree with the name on your stock certificate. If acting as attorney, executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If shares are held jointly, each shareholder should sign.















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